SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2002

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-27927	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER ITEMS.

On December 23, 2002, Charter Communications, Inc. (the Company) announced a number of changes related to its senior management. Margaret A. "Maggie" Bellville as been named Executive Vice President and Chief Operating Officer. She succeeds David G. Barford who has now been terminated. Steven A. Schumm, the Company's Executive Vice President and Chief Administrative Officer, has been named interim Chief Financial Officer succeeding Kent D. Kalkwarf who is also being terminated.

The Company also said it is proceeding with the re-audit of its 2000 and 2001 financial statements. The re-audits of 2000 and 2001, as well as the audit of 2002 results, are expected to be completed in the first quarter of 2003. A copy of the press release is being filed as Exhibit 99.1 with this report.

ITEM 7. EXHIBITS.

Exhibit Number	Description
99.1	99.1 Press release dated December 23, 2002. *

* filed herewith

ITEM 9. REGULATION FD DISCLOSURE.

The third sentence of the first paragraph of the press release, appearing in Exhibit 99.1 hereto, is not filed but is furnished pursuant to Regulation FD.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS:

This Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies and prospects, both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Many of the forward-looking statements contained in this Report may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated," and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this Report are set forth in reports or documents that we file from time to time with the United States Securities and Exchange Commission or the SEC, and include, but are not limited to:

  our ability to grow revenues and cash flow by offering advanced products and services;

  our ability to achieve free cash flow;

  our ability to maintain and grow the number of our basic, digital and modem customers;

  the cost and availability of funding for anticipated capital expenditures for our upgrades, new equipment and facilities;

  availability of funds to meet payment obligations under our debt, either through cash from operations or further borrowings;

  our ability to support new advanced services through our plant technology upgrade;

  our ability to compete effectively in a highly competitive and changing environment;

  our ability to obtain programming as needed and at reasonable prices;

  our ability to continue to do business with and to use the intellectual property of existing vendors, particularly high-tech companies that do not have a long operating history;

  the results of the pending grand jury inquiry filed by the United States Attorney's Office for the Eastern District of Missouri, the pending informal, non-public SEC inquiry and the putative class action and derivative shareholders litigation against us;

  general business conditions and economic uncertainty or slowdown; and

  the effects of governmental regulation on our business and our ability to retain local franchises.

All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no obligation to update any of the forward- looking statements after the date of this Report to conform these statements to actual results or to changes in our expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,

Registrant

Dated: December 23, 2002

By: /s/ Steven A. Schumm Name: Steven A. Schumm Title: Executive Vice President and Chief Administrative Officer and interim Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	99.1 Press release dated December 23, 2002.